                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



FIXED INCOME

Semiannual Report 2003
--------------------------------------------------------------------------------
                                         DELAWARE TAX-FREE IDAHO FUND

                                         DELAWARE TAX-FREE MISSOURI INSURED FUND

                                         DELAWARE TAX-FREE OREGON INSURED FUND


[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 6

Performance Summaries:

  Delaware Tax-Free
    Idaho Fund                                                  7

  Delaware Tax-Free
    Missouri Insured Fund                                       8

  Delaware Tax-Free
    Oregon Insured Fund                                         9

Financial Statements:

  Statements of Net Assets                                     10

  Statements of Operations                                     18

  Statements of Changes
    in Net Assets                                              19

  Financial Highlights                                         20

  Notes to Financial
    Statements                                                 29

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2003 Delaware Distributors, L.P.

Delaware Investments
  POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter
  TO SHAREHOLDERS                                                 March 10, 2003

Recap of Events
A dreary six months ended February 28, 2003, with the U.S. economy mired in a period of slow growth and mixed economic indicators.

Stocks gained ground one day only to lose it shortly thereafter, partly as a result of lower investor confidence in the quality and transparency of corporate earnings in the wake of Enron and other bookkeeping scandals. Earnings disappointments and downward revisions, middling economic indicator numbers, and worries over terrorism and the possibility of war in the Middle East also pushed equities lower.

Though the most recent recession ended in late 2001, real, or inflation-adjusted, growth in gross domestic product (GDP) for 2002 averaged +2.9% (Source: Bloomberg) -- about half the growth rate the economy usually exhibits during periods of recovery.

Businesses have been reluctant to commit their capital during this period of uncertainty and volatility. Not even historically low interest rates spurred corporate investment. The Federal Reserve lowered rates 11 times in 2001 and once in 2002, leaving the benchmark fed funds rate at 1.25% -- the lowest it's been in more than 40 years. In fact, subtracting the inflation rate shows that the fed funds rate was functionally negative during this six-month period.

Corporate bonds as a group experienced more credit downgrades than upgrades for the seventh straight year. For the fourth consecutive year, however, municipal bonds saw many more upgrades than downgrades (Source: Moody's Investors Service). As a result, we believe investors interested in relative safety increasingly turned to municipal bonds.

The yield curve -- a measure of the return of short-term versus long-term debt -- was particularly steep during the review period. According to the Municipal Market Data High Grade (AAA) Yield Curve, the spread between one-year AAA-rated municipal bonds and 30-year AAA-rated municipal bonds began the period at 3.42% and ended February 2003 at 3.65%. The peak in January was at 3.75%.

Market Outlook
During the remainder of 2003 we will look for increasing but modest economic growth. We believe businesses will likely invest more capital following a resolution with Iraq. Gold prices and commodity indicators point to the possibility of upward inflationary pressures. In our opinion, bond yields will be moderately higher by the end of the year.

Though we believe that much of the refinancing activity has ended, we expect strong inflows for municipal bond funds during 2003. Fiscal stress will likely mean that bonds will be issued to pay for projects that would otherwise have been funded by other revenue. Of course, some municipal projects will be put off until better economic times.

Total Return

For the period ended February 28, 2003                                Six Months

Delaware Tax-Free Idaho Fund -- Class A Shares                          +3.05%

Lipper Other States Municipal Debt Funds Average (63 funds)             +2.18%

Delaware Tax-Free Missouri Insured Fund -- Class A Shares               +3.26%

Lipper Missouri Municipal Debt Funds Average (21 funds)                 +2.95%

Delaware Tax-Free Oregon Insured Fund -- Class A Shares                 +3.57%

Lipper Oregon Municipal Debt Funds Average (22 funds)                   +2.42%

Lehman Brothers Municipal Bond Index                                    +3.36%
--------------------------------------------------------------------------------
 All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 through 9. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

We think that the Fed will likely follow the bond market's lead in setting interest rates and that municipal bond rates will rise in the next two quarters, with an initial rise at the long end of the yield curve. However, we believe that this cycle will see short-term rates ultimately rise more than long-term rates, in response to the Fed's move toward neutrality or higher rates.

We believe that municipal bond funds continue to be important investment vehicles that can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.

Sincerely,


/s/ Jude T. Driscoll

Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
  MANAGEMENT REVIEW                                               March 10, 2003

Fund Managers

Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Deputy Chief Investment Officer - Fixed Income

The Funds' Results
It was more of the same for the economy during the past six months. The economy continued to grow, but remained sluggish despite the Federal Reserve Board's best efforts to stimulate it. After cutting interest rates 11 times in 2001, the Federal Reserve dropped rates another half-percentage point in November 2002. With the cost of borrowing at a four-decade low, consumers generally continued to use this advantage by refinancing mortgages and buying new automobiles. Businesses, however having invested excessively during the stock market boom, proved more reluctant to spend and remained concerned about the economy's prospects.

Investors shared that concern- especially stock investors. Despite rallying for almost six weeks during the fourth quarter of 2002, equities lost ground yet again during the full six-month period. Investors were worried about the economy and the likelihood of war in Iraq.

What was bad for stocks, however, was good for U.S. Treasuries and high-quality municipal securities, which offered investors the prospect of greater stability in a difficult market environment. Bond yields followed interest rates downward, while bond prices, which move in the opposite direction of yields, rose steadily. In the municipal market, short-maturity bonds, highly sensitive to changes in interest rates, did especially well. Intermediate- and long-maturity municipal bonds also did well, though not to the same extent as shorter bonds.

The slowing economy continued to challenge state and local budgets, leading municipal issuers to rely on debt to finance needed projects. More than $430 billion in municipal bonds were issued during 2002 - a record high - and 26% more than the total in 2001 (source: Thomson Financial Securities Data). This national increase in municipal issuance was paralleled in both Idaho and Oregon. Those states issued more than $865 million and $3.8 billion in debt, respectively, representing increases of 18% and 30% over 2001. Missouri's new-issue supply, however, declined from the previous year; the state issued $6.8 billion in debt in 2002 - a 16% drop from 2001 (Source: Thomson Financial Securities Data).

Delaware Tax-Free Idaho Fund
For the six months ended February 28, 2003, Delaware Tax-Free Idaho Fund returned +3.05% (Class A shares at net asset value with distributions reinvested). This result surpassed that of its peer group, the Lipper Other States Municipal Debt Funds Average, which returned +2.18% during the same time frame. As an additional point of comparison, the Lehman Brothers Municipal Bond Index gained +3.36%. The Fund's dividend payments during the last six months were exempt from federal and Idaho state taxes.*

Our primary focus throughout the period was to invest in attractive Idaho municipal bonds as they became available. This is sometimes difficult because of the relatively limited supply of Idaho bonds. When we have money to invest and are unable to find suitable Idaho opportunities, we generally look to purchase Puerto Rico bonds. Bonds issued by Puerto Rico and other U.S. territories are generally exempt from federal, state, and local taxes. When we do identify attractive Idaho bonds to invest in, we often sell Puerto Rico bonds and use the proceeds to buy the Idaho bonds.

In an ongoing effort to manage risk, we upgraded the Fund's credit quality by increasing our allocation to AAA-rated insured bonds and decreasing our weighting in non-investment-grade securities. In addition, we continued to diversify the Fund's assets, seeking to lower our exposure to bonds that we believed were occupying an excessive portion of the portfolio.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free Missouri Insured Fund returned +3.26% (Class A shares at net asset value with distributions reinvested) during the six months that ended February 28, 2003. This result outpaced that of the Fund's peer group, the Lipper Missouri Municipal Debt Funds Average, which returned +2.95%. As an additional point of comparison, the Lehman Brothers Municipal Bond Index rose +3.36%. The Fund's dividend payments during the last six months were exempt from federal and Missouri state taxes.*

We attribute the Fund's solid performance relative to other Missouri funds to the barbell strategy used to manage the portfolio. With this approach, the Fund had a substantial weighting in shorter-maturity investments, balanced by a significant weighting in longer bonds. By contrast, we de-emphasized intermediate bonds, especially those due to mature in less than 10 years. This strategy helped the Fund's performance because shorter bonds performed very well during the past six months, while intermediate bonds were not as successful.

Throughout the period, the overwhelming majority of the Fund's assets were invested in insured bonds rated AAA, the highest possible credit rating. To generate some additional yield, we invested a modest portion of the portfolio in non-insured, investment-grade bonds. Whenever we invested in non-insured securities, we carefully researched their credit profile and determined that the amount of additional risk they entailed was small relative to their added yield potential, in our opinion.

During the past six months we increased the Fund's duration, which rose from approximately 5.18 years to 5.47 years. Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates. We chose to increase the Fund's duration to bring it in line with our peer funds, many of which were more rate-sensitive than the Fund.

In general, however, we made few dramatic changes in our approach to managing the Fund during the past six months. We limited our trading because we believed doing so was in our shareholders' best interest. With bond yields tracking interest rates downward throughout the period, we did not want to sell bonds at a gain, incur a taxable event for shareholders, and reinvest the proceeds in bonds offering lower prevailing yields.

Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Oregon Insured Fund returned +3.57% (Class A shares at net asset value with distributions reinvested) for the six months that ended February 28, 2003, beating the performance of the Lipper Oregon Municipal Debt Funds Average, which returned +2.42% during the same time frame. As an additional point of comparison, the Lehman Brothers Municipal Bond Index gained +3.36%. The Fund's dividend payments during the last six months were exempt from federal and Oregon state taxes.*

The Fund's relatively high distribution yield was a significant reason for the Fund's outperformance. A large weighting in pre-refunded bonds contributed to this yield. Pre-refunded bonds are securities that, having been refinanced by their issuers, are backed by the full faith and credit of the U.S. government. Because their income payments are highly secure, these types of bonds are typically in high demand. As of the end of the reporting period, more than 30 percent of the portfolio was invested in these securities.

Including these pre-refunded bonds, the vast majority of the Fund was invested in insured municipal securities with an AAA credit rating, the highest possible. Consistent with the Fund's investment policy, we also invested modestly in non-insured, investment-grade securities in an attempt to capture slightly higher yields for the portfolio.

As with the other funds we manage, we made relatively few changes to our management approach during the past six months. With interest rates low and declining throughout the period, we chose to minimize our trading activity. In our opinion, it was in our shareholders' best interest for us to avoid selling securities at taxable gains and reinvest the proceeds in bonds offering the lower yields available during the period.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Outlook
We expect the economy will continue to recover, albeit at a slow pace. With more than a year of historically low interest rates behind us, we believe the seeds for an economic recovery have been sown. Resolving the crisis in Iraq may add further momentum to economic growth.

If the national economy rebounds, we would look for an eventual rise in interest rates. Yet we are anticipating that any rise in rates may be gradual, paralleling our expected gradual improvement in the economy. Rising rates would have a negative impact on the bond market - particularly in the more-interest-rate-sensitive short end of the yield curve - but we believe the slow pace of increasing rates would lead to a manageable rise in bond yields.

While we will continue to monitor the economy closely and make adjustments to our portfolios as needed, we have no current plans to alter our management strategy. As long as interest rates remain at historic lows, we expect to make relatively few trades, continue to seek attractive new municipal investment opportunities as they become available, and manage portfolio risk for our shareholders.

Tax-Equivalent Yields
30-Year Municipal Bonds
As of February 28, 2003

AAA Tax-Equivalent Yield

5.44%     6.33%     6.60%     7.11%     7.52%
---------------------------------------------
15%       27%       30%       35%       38.6%

AA Tax-Equivalent Yield

5.59%     6.51%     6.79%     7.31%     7.74%
---------------------------------------------
15%       27%       30%       35%       38.6%

                               Income Tax Bracket

As of February 28, 2003, the yield on 30-year AAA-rated municipal bonds nationally was 4.62% and the yield on 30-year AA-rated municipal bonds nationally was 4.75% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
  AT DELAWARE
--------------------------------------------------------------------------------
Simplify your life.                Graphic Omitted     DELAWARE
   MANAGE YOUR INVESTMENTS         edelivery logo      e:delivery
                   ONLINE!                             ONLINE, ALL THE TIME

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
  TAX-FREE IDAHO FUND

Fund Basics
As of February 28, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and Idaho state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$83.33 million
--------------------------------------------------------------------------------
Number of Holdings:
79
--------------------------------------------------------------------------------
Fund Start Date:
January 4, 1995
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery joined Delaware Investments in January 1997. Mr. Conery holds a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

Patrick P. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  VIDAX
Class B  DVTIX
Class C  DVICX

Fund Performance
Average Annual Total Returns

Through February 28, 2003                  Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
Excluding Sales Charge                      +6.92%      +4.82%       +7.09%
Including Sales Charge                      +6.32%      +3.86%       +2.23%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
Excluding Sales Charge                      +5.54%      +4.06%       +6.40%
Including Sales Charge                      +5.54%      +3.80%       +2.40%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
Excluding Sales Charge                      +6.04%      +4.06%       +6.29%
Including Sales Charge                      +6.04%      +4.06%       +5.29%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
  TAX-FREE MISSOURI INSURED FUND

Fund Basics
As of February 28, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and Missouri state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$54.20 million
--------------------------------------------------------------------------------
Number of Holdings:
49
--------------------------------------------------------------------------------
Fund Start Date:
November 2, 1992
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  VMOIX
Class B  DVTBX
Class C  DVTCX

Fund Performance
Average Annual Total Returns

Through February 28, 2003          Lifetime    10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
Excluding Sales Charge              +6.05%      +5.64%       +4.99%      +7.11%
Including Sales Charge              +5.58%      +5.15%       +4.02%      +2.31%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge              +4.96%      +4.22%       +6.42%
Including Sales Charge              +4.96%      +3.97%       +2.42%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
Excluding Sales Charge              +4.79%      +4.24%       +6.40%
Including Sales Charge              +4.79%      +4.24%       +5.40%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Missouri Insured Fund during the periods included in the lifetime and five-year total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
  TAX-FREE OREGON INSURED FUND

Fund Basics
As of February 28, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and Oregon state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$40.56 million
--------------------------------------------------------------------------------
Number of Holdings:
42
--------------------------------------------------------------------------------
Fund Start Date:
August 1, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  VORIX
Class B  DVYBX
Class C  DVYCX

Fund Performance
Average Annual Total Returns

Through February 28, 2003             Lifetime      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
Excluding Sales Charge                 +5.64%        +5.31%         +7.58%
Including Sales Charge                 +5.13%        +4.34%         +2.72%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge                 +5.12%        +4.50%         +6.78%
Including Sales Charge                 +5.12%        +4.25%         +2.78%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
Excluding Sales Charge                 +5.39%        +4.53%         +6.86%
Including Sales Charge                 +5.39%        +4.53%         +5.86%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Oregon Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements                                         Delaware Tax-Free Idaho Fund
  OF NET ASSETS                                    February 28, 2003 (Unaudited)

                                                        Principal       Market
                                                          Amount        Value
Municipal Bonds - 96.95%

Continuing Care/Retirement Revenue Bonds - 3.60%
  Idaho Health Facilities Authority Revenue
    Refunding (Valley Vista Care Project)
    Series A 7.875% 11/15/22                            $3,000,000    $3,003,180
                                                                      ----------
                                                                       3,003,180
                                                                      ----------
Corporate Backed Revenue Bonds - 7.16%
  Meridan Economic Development
    Corporation Revenue Refunding
    Industrial Development
    (Hi-Micro Project)
    5.85% 8/15/11 (AMT)                                  1,250,000     1,313,113
  Nez Perce County Pollution Control
    Revenue (Potlatch Corporate Project)
    6.00% 10/1/24                                        2,735,000     2,439,482
  Power County Pollution Control
    (FMC Corporate Project)
    5.625% 10/1/14                                       2,475,000     2,060,636
  Puerto Rico Industrial, Medical &
    Environmental Pollution Control
    Facilities Financing Authority Revenue
    (PepsiCo, Inc. Project)
    6.25% 11/15/13                                         150,000       157,193
                                                                       ---------
                                                                       5,970,424
                                                                       ---------
Escrowed to Maturity Bonds - 2.27%
  Puerto Rico Commonwealth
    Infrastructure Financing Authority
    Special Series A
    5.375% 10/1/24                                       1,750,000     1,893,990
                                                                       ---------
                                                                       1,893,990
                                                                       ---------
Higher Education Revenue Bonds - 8.90%
  Boise State University Revenue
    5.00% 4/1/17                                           500,000       539,225
    5.125% 4/1/31 (FGIC)                                 1,000,000     1,036,880
  Boise State University Revenue
    Student Building Fee
    5.10% 4/1/21 (FSA)                                   1,000,000     1,057,300
  North Idaho College Dormitory Housing
    Certificate of Participation
    6.45% 10/1/16                                        1,000,000     1,047,800
  University of Idaho University
    Revenue Student Fee
    (Housing Improvements Project)
    5.25% 4/1/31 (FGIC)                                  2,195,000     2,274,635
  University of Idaho University Revenue
    Student Fee Telecommunications
    5.85% 4/1/11 (FSA)                                   1,300,000     1,456,728
                                                                       ---------
                                                                       7,412,568
                                                                       ---------
Hospital Revenue Bonds - 7.82%
  Idaho Health Facilities Authority
    Hospital Revenue (Bannock Regional
    Medical Center Project)
    6.125% 5/1/25                                        1,500,000     1,535,490
    6.375% 5/1/17                                        1,445,000     1,529,822

                                                        Principal       Market
                                                          Amount        Value

 Municipal Bonds (continued)

 Hospital Revenue Bonds (continued)
   Idaho Health Facility Authority
     Hospital Revenue
     (Bingham Memorial Hospital Project)
     6.00% 3/1/29                                       $1,000,000    $  984,090
     (Idaho Elks Rehabilitation Hospital
     Project)
     5.30% 7/15/18                                         625,000       596,131
     5.45% 7/15/23                                       2,000,000     1,869,240
                                                                      ----------
                                                                       6,514,773
                                                                      ----------
 Miscellaneous Revenue Bonds - 4.82%
   Boise City Revenue Refunding Series A
     5.375% 12/1/31 (MBIA)                                 500,000       530,045
   Idaho State Building Authority Building
     Revenue
     Series A 5.00% 9/1/21 (MBIA)                        1,150,000     1,182,005
     Series A 5.00% 9/1/33                               1,500,000     1,520,640
     Series B 5.00% 9/1/21                                 750,000       780,300
                                                                      ----------
                                                                       4,012,990
                                                                      ----------
 Multi Family Housing Revenue Bonds - 1.22%
   Idaho State Housing Agency Housing
     Revenue (Park Place Project) Series A
     6.50% 12/1/36 (AMT)                                   980,000     1,018,230
                                                                      ----------
                                                                       1,018,230
                                                                      ----------
 Municipal Lease Revenue Bonds - 7.15%
   Blaine School District # 61
     5.00% 7/30/10 (AMBAC)                               1,000,000     1,122,480
   Boise City Certificate of Participation
     5.375% 9/1/20 (FGIC) (AMT)                          2,100,000     2,192,043
   Idaho State Building Authority Building
     Revenue 5.00% 9/1/43 (XLCA)                         2,630,000     2,647,490
                                                                      ----------
                                                                       5,962,013
                                                                      ----------
 Political Subdivision General Obligation Bonds - 1.43%
   Lemhi County 5.20% 8/1/27 (FSA)                       1,145,000     1,194,109
                                                                      ----------
                                                                       1,194,109
                                                                      ----------
*Pre-Refunded Bonds - 6.81%
   Ada & Canyon Counties Joint School
     District #2 (Meridian Project)
     5.60% 7/30/12-05                                    1,125,000     1,251,989
   Ammon Urban Renewal Agency Revenue
     Sub Lien Tax Increment
     Series B 6.25% 8/1/18-06                              445,000       513,081
   Ammon Urban Renewal Agency Revenue
     Tax Increment
     5.875% 8/1/17-04                                      350,000       380,391
   Boise City Independent School District
     5.50% 7/30/16-05                                      400,000       448,080
   Canyon County School District #131
     Nampa 5.50% 7/30/12-03 (MBIA)                         100,000       101,785
   Gooding & Lincoln Counties Joint School
     District #231 (Gooding Project)
     6.30% 2/1/14-04 (FSA)                                 100,000       104,840

Statements                                          Delaware Tax-Free Idaho Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
 Municipal Bonds (continued)
*Pre-Refunded Bonds (continued)
   Idaho Health Facilities Authority Revenue
     (Bonner General Hospital Project)
     6.50% 10/1/28-07                                   $1,500,000    $1,799,639
   Pocatello Development Authority
     Revenue Allocation Tax Increment
     Series B 7.25% 12/1/08-04                             280,000       301,622
   Puerto Rico Electric Power Authority
     Power Series T
     6.00% 7/1/16-04 (FSA)                                 100,000       108,583
   Puerto Rico Public Buildings Authority
     Guaranteed  Public Education &
     Health Facilities Series M
     5.50% 7/1/21-03                                       625,000       662,163
                                                                      ----------
                                                                       5,672,173
                                                                      ----------
 School District General Obligation Bonds - 11.34%
   Ada & Canyon Counties Joint School
     District #2 (Meridan Project)
     5.125% 7/30/19                                      1,005,000     1,078,878
     5.50% 7/30/16                                       1,055,000     1,239,129
     5.00% 7/30/20                                       2,155,000     2,278,481
   Canyon & Ada Counties Joint School
     District #136 (Melba Project)
     5.00% 1/30/22                                       1,315,000     1,384,064
   Canyon County School District #132
     (Caldwell Project)
     5.00% 7/30/15 (FGIC)                                2,000,000     2,228,480
   Power & Cassia Counties Joint School
     District #381 (American Falls Project)
     5.00% 8/1/17                                        1,155,000     1,238,818
                                                                      ----------
                                                                       9,447,850
                                                                      ----------
 Single Family Housing Revenue Bonds - 5.87%
   Idaho Housing & Finance Association
     5.20% 1/1/34                                          500,000       507,045
   Idaho Housing & Finance Association
     Single Family Mortgage
     Series A Class I 5.55% 1/1/33 (AMT)                   750,000       776,318
     Series C Class I 5.55% 1/1/33 (AMT)                   750,000       776,317
     Series E Class I 5.35% 1/1/33                         250,000       255,738
     Series E Class I 5.45% 1/1/31 (AMT)                   290,000       299,071
   Idaho State Housing Agency
     Single Family Mortgage
     Series A 6.05% 7/1/13 (AMBAC) (AMT)                   195,000       204,017
     Series A 6.10% 7/1/16 (AMT)                           255,000       267,658
     Series A-1 6.85% 7/1/12                                50,000        51,049
     Series B 6.45% 7/1/15 (AMT)                           120,000       125,466
     Series C-2 6.35% 7/1/15 (AMT)                         135,000       141,062
     Series E 6.35% 7/1/15 (AMT)                           255,000       268,433
     Series E-1 6.60% 7/1/11                                55,000        56,877
     Series G-2 6.15% 7/1/15 (AMT)                       1,110,000     1,161,070
                                                                      ----------
                                                                       4,890,121
                                                                      ----------

                                                        Principal       Market
                                                          Amount        Value

Municipal Bonds (continued)
Tax Increment/Special Assessment Bonds - 6.99%
  Boise Urban Renewal Agency Parking
    Revenue Tax Increment
    Series A 6.125% 9/1/15                             $ 2,500,000   $ 2,647,275
    Series B 6.125% 9/1/15                               2,040,000     2,160,176
  Bonner County Local Improvement
    District #93-1
    6.20% 4/30/05                                          150,000       152,435
    6.35% 4/30/06                                          185,000       187,856
    6.40% 4/30/07                                          195,000       197,884
    6.50% 4/30/08                                          110,000       111,577
    6.50% 4/30/10                                          100,000       101,354
  Coeur D' Alene Local Improvement
    District #6
    Series 1995 6.00% 7/1/09                                85,000        86,521
    Series 1996 6.05% 7/1/10                                90,000        91,540
    Series 1997 6.10% 7/1/12                                40,000        40,640
    Series 1998 6.10% 7/1/14                                45,000        45,696
                                                                     -----------
                                                                       5,822,954
                                                                     -----------
Territorial General Obligation Bonds - 4.34%
  Puerto Rico Commonwealth Refunding
    Public Improvements
    Series A 5.125% 7/1/31                               3,000,000     3,031,020
    Series A 5.50% 7/1/19 (MBIA)                           500,000       583,070
                                                                     -----------
                                                                       3,614,090
                                                                     -----------
Territorial Revenue Bonds - 14.19%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Highway
    Revenue
    Series W 5.50% 7/1/15                                  175,000       197,176
    Series Y 5.00% 7/1/36                                2,000,000     2,018,500
  Puerto Rico Commonwealth Highway
    & Transportation Authority
    Transportation Revenue Series D
    5.25% 7/1/38                                         1,000,000     1,021,030
  Puerto Rico Electric Power Authority
    Power Revenue
    5.00% 7/1/20                                         2,000,000     2,204,680
   +Inverse Floater ROLS 9.84% 7/1/19                    3,100,000     3,229,920
    Series II 5.25% 7/1/31                               1,000,000     1,030,110
  Puerto Rico Public Buildings Authority
    Guaranteed Public Education &
    Health Facilities Series M
    5.50% 7/1/21                                         1,070,000     1,099,639
 Puerto Rico Public Finance Corporation
    Commonwealth Appropriated
    Series A 5.00% 8/1/31 (MBIA)                         1,000,000     1,027,990
                                                                     -----------
                                                                      11,829,045
                                                                     -----------
Water & Sewer Revenue Bonds - 3.04%
  Chubbuck Water Revenue Certificate of
    Participation
    6.35% 4/1/08                                           125,000       131,296
    6.40% 4/1/10                                           135,000       140,702

Statements                                          Delaware Tax-Free Idaho Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
  Moscow Sewer Revenue
    5.00% 11/1/22 (FSA)                                 $2,175,000  $ 2,260,282
                                                                    -----------
                                                                      2,532,280
                                                                    -----------
Total Municipal Bonds
  (cost $77,638,088)                                                 80,790,790
                                                                    -----------

                                                         Number of
                                                          Shares
Short-Term Investments - 1.27%
  Dreyfus Tax-Exempt Cash
    Management Fund                                      1,054,784    1,054,784
                                                                    -----------
Total Short-Term Investments
 (cost $1,054,784)                                                    1,054,784
                                                                    -----------

Total Market Value of Securities -- 98.22%
  (cost $78,692,872)                                                 81,845,574
Receivables and Other Assets
  Net of Liabilities -- 1.78%                                         1,484,479
                                                                    -----------
Net Assets Applicable to 7,305,315
  Shares Outstanding -- 100.00%                                     $83,330,053
                                                                    ===========

Net Asset Value -- Delaware Tax-Free
  Idaho Fund Class A
  ($53,361,020 / 4,676,619 Shares)                                       $11.41
                                                                         ------
Net Asset Value -- Delaware Tax-Free
  Idaho Fund Class B
  ($16,164,633 / 1,418,302 Shares)                                       $11.40
                                                                         ------
Net Asset Value -- Delaware Tax-Free
  Idaho Fund Class C
  ($13,804,400 / 1,210,394 Shares)                                       $11.40
                                                                         ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest (unlimited
  authorization-- no par)                                           $81,312,211
Distributions in excess of net investment income                        (11,301)
Accumulated net realized loss on investments                         (1,123,559)
Net unrealized appreciation on investments                            3,152,702
                                                                    -----------
Total net assets                                                    $83,330,053
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2003.

Summary of Abbreviations:

AMBAC -- Insured by the AMBAC Indemnity Corporation
AMT -- Subject to Alternative Minimum Tax
FGIC -- Insured by the Financial Guaranty Insurance Company
FSA -- Insured by Financial Security Assurance
MBIA -- Insured by the Municipal Bond Insurance Association
XLCA -- Insured by XL Capital Assurance

Net Asset Value and Offering Price per Share --
  Delaware Tax-Free Idaho Fund
Net asset value Class A (A)                                              $11.41
Sales charge (4.50% of offering price, or 4.73%
  of amount invested per share) (B)                                        0.54
                                                                         ------
Offering price                                                           $11.95
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                      Delaware Tax-Free Missouri Fund
  OF NET ASSETS (CONTINUED)                     February 28, 2003 (Unaudited)

                                                        Principal       Market
                                                          Amount        Value
Municipal Bonds - 97.75%
Airport Revenue Bonds - 3.25%
  St. Louis Airport Capital Improvement
    5.375% 7/1/21 (MBIA)                                $1,635,000    $1,759,178
                                                                      ----------
                                                                       1,759,178
                                                                      ----------
Corporate Backed Revenue Bonds - 0.97%
  Missouri Development Finance Board
    Waste Disposal (Procter & Gamble)
    5.20% 3/15/29                                          500,000       526,095
                                                                      ----------
                                                                         526,095
                                                                      ----------
Dedicated Tax & Fees Revenue Bonds - 4.72%
  BI State Development Agency Missouri
    Illinois Metropolitan District
    (Metrolink Cross County Project)
    Series B 5.00% 10/1/32 (FSA)                         1,000,000     1,022,250
  Jackson County Special Obligation
    5.00% 12/1/27 (MBIA)                                 1,500,000     1,535,610
                                                                      ----------
                                                                       2,557,860
                                                                      ----------
Escrowed to Maturity Bonds - 2.18%
  Cape Girardeau County Industrial
    Development Authority Health Care
    Facilities Revenue Refunded Balance
    (Southeast Missouri Hospital)
    5.25% 6/1/16 (MBIA)                                    440,000       495,994
**Greene County Single Family Mortgage
    Revenue (Private Mortgage Insurance)
    6.10% 3/1/16                                         1,225,000       684,028
                                                                      ----------
                                                                       1,180,022
                                                                      ----------
Higher Education Revenue Bonds - 5.90%
  Missouri State Health & Educational
    Facilities Authority Educational
    Facilities Revenue
    (Central Missouri State University)
    5.75% 10/1/25 (AMBAC)                                1,000,000     1,113,170
    (University of Health Sciences)
    5.00% 6/1/31 (MBIA)                                  1,000,000     1,008,340
    (Washington University) Series A
    5.125% 6/15/41                                       1,060,000     1,076,600
                                                                      ----------
                                                                       3,198,110
                                                                      ----------
Hospital Revenue Bonds - 13.78%
  Cape Girardeau County Industrial
    Development Authority Health Care
    Facilities Revenue
    (St. Francis Medical Center)
    Series A 5.50% 6/1/32                                2,000,000     2,025,640
    Unrefunded Balance
    (Southeast Missouri Hospital)
    5.25% 6/1/16 (MBIA)                                    560,000       623,202
  Hannibal Industrial Development
    Authority Health Facilities Revenue
    (Hannibal Regional Hospital) Series A
    5.625% 3/1/12 (FSA)                                  1,000,000     1,105,000
    5.75% 3/1/22 (FSA)                                   1,000,000     1,084,220

                                                        Principal       Market
                                                          Amount        Value
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
  Missouri State Health & Educational
    Facilities Authority Health Facilities
    Revenue (Health Midwest) Series B
    6.25% 2/15/22 (MBIA)                                $1,000,000    $1,013,800
  Refunding (SSM Health Care) Series AA
    6.40% 6/1/10 (MBIA)                                    500,000       603,485
    (St. Luke's Health System)
    5.125% 11/15/19 (MBIA)                               1,000,000     1,014,070
                                                                      ----------
                                                                       7,469,417
                                                                      ----------
Investor Owned Utilities Revenue Bonds - 4.51%
  Missouri State Environmental
    Improvement & Energy Resource
    Authority Pollution Control
    Revenue Refunded
    (St. Joseph Light & Power Company)
    5.85% 2/1/13 (AMBAC)                                 2,200,000     2,445,168
                                                                      ----------
                                                                       2,445,168
                                                                      ----------
Miscellaneous Revenue Bonds - 2.11%
  Missouri State Environmental
    Improvement & Energy Resource
    Authority Water Pollution Control
    Revenue Unrefunded Balance
    (State Revolving Fund) Series A
    6.05% 7/1/16 (FSA)                                   1,060,000     1,145,722
                                                                      ----------
                                                                       1,145,722
                                                                      ----------
Multi Family Housing Revenue Bonds - 1.87%
  St. Louis County Industrial Development
    Authority (Oak Forest II)
    5.20% 1/20/36                                        1,000,000     1,012,230
                                                                      ----------
                                                                       1,012,230
                                                                      ----------
Municipal Lease Revenue Bonds - 7.93%
  Crawford County Public Facilities
    Corporation Leasehold Revenue
    (Jail Project) 5.00% 11/1/21 (MBIA)                    300,000       316,053
  Kansas City Land Clearance
    Redevelopment Authority Lease
    Revenue (Muehlebach Hotel)
    Series A 5.90% 12/1/18 (FSA)                         1,000,000     1,121,140
  Kansas City Municipal Assistance
    Corporation Revenue Refunded
    Leasehold (Bartle Convention Center)
    Series A 5.60% 4/15/16 (MBIA)                          940,000     1,021,639
  St. Charles County Public Water Supply
    District #2 Certificates of Participation
    Series B 5.10% 12/1/25 (MBIA)                          500,000       511,225
**St. Louis Missouri Industrial Development
    Authority Leasehold Revenue
    (Convention Center Hotel)
    5.80% 7/15/20 (AMBAC)                                3,035,000     1,326,325
                                                                      ----------
                                                                       4,296,382
                                                                      ----------

Statements                                      Delaware Tax-Free Missouri Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
 Municipal Bonds (continued)
 Political Subdivision General Obligation Bonds - 3.16%
   Kearney 5.00% 3/1/21 (AMBAC)                        $   625,000   $   649,863
   Saint Charles 5.75% 3/1/15 (FSA)                      1,000,000     1,062,230
                                                                     -----------
                                                                       1,712,093
                                                                     -----------
*Pre-Refunded Bonds - 22.28%
   Jackson County Industrial Development
     Authority Health Care Corporation
     Revenue (Carondelet Health
     St. Mary's Hospital)
     5.75% 7/1/24-04 (MBIA)                              2,000,000     2,163,039
   Kansas City Airport Revenue
     6.875% 9/1/14-04 (FSA)                              1,675,000     1,835,800
   Missouri State Environmental
     Improvement & Energy Resource
     Authority Water Pollution Control
     Revenue (State Revolving Fund)
     Series A 6.05% 7/1/16-04 (FSA)                      1,205,000     1,308,546
   St. Charles School District
     6.50% 2/1/14-06 (FGIC)                              1,250,000     1,426,450
   St. Louis Municipal Finance Corporation
     Leasehold Revenue
     (Refunding & Improvement)
     6.25% 2/15/12-05 (FGIC)                             1,850,000     2,030,596
   St. Louis Municipal Finance Corporation
     Leasehold Revenue Improvement
     (City Justice Center) Series A
     5.95% 2/15/16-06 (AMBAC)                            1,000,000     1,144,660
   Troy Reorganization School District #3
     Lincoln County
     6.10% 3/1/14-05 (MBIA)                              1,235,000     1,351,745
   West Platte School District #R-11
     5.85% 3/1/15-05 (MBIA)                                750,000       819,233
                                                                     -----------
                                                                      12,080,069
                                                                     -----------
 Public Power Revenue Bonds - 2.21%
   Sikeston Electric Revenue (Refunding)
     6.00% 6/1/13 (MBIA)                                 1,000,000     1,198,660
                                                                     -----------
                                                                       1,198,660
                                                                     -----------
 School District General Obligation Bonds - 6.44%
 **Greene County Reorganization School
     District Number R8 (Direct Deposit)
     5.10% 3/1/22 (FSA)                                  1,500,000     1,567,740
   St. Charles County Francis Howell
     School District
     (Capital Appreciation Direct Deposit)
     Series A 5.15% 3/1/17 (FGIC)                        1,500,000       798,705
     Series C 5.25% 3/1/16 (FGIC)                        2,000,000     1,126,760
                                                                     -----------
                                                                       3,493,205
                                                                     -----------
 Single Family Housing Revenue Bonds - 6.39%
   Missouri State Housing Development
     Commission Mortgage Revenue
     (Single Family GNMA Mortgage) Series A
     7.20% 12/1/17 (GNMA)                                   65,000        67,657
     7.25% 12/1/20 (GNMA)                                  135,000       140,513

                                                        Principal       Market
                                                          Amount        Value
Municipal Bonds (continued)
Single Family Housing Revenue Bonds (continued)
  Missouri State Housing Development
    Commission Mortgage Revenue
  Single Family GNMA Series A
    5.20% 9/1/33 (GNMA)                                $   500,000   $   505,380
  (Single Family Homeowner Loan A)
    7.20% 9/1/26 (GNMA) (FNMA)                             650,000       672,770
  (Single Family Homeowner Loan C)
    7.25% 9/1/26 (GNMA) (FNMA)                             780,000       830,621
  (Single Family Homeownership B)
    7.55% 9/1/27 (GNMA) (FNMA)                             495,000       515,929
  Series C 7.45% 9/1/27 (GNMA) (FNMA)                      685,000       732,162
                                                                     -----------
                                                                       3,465,032
                                                                     -----------
Territorial Revenue Bonds - 5.56%
  Puerto Rico Commonwealth Highway
    & Transportation Authority
    Transportation Revenue Series A
    4.75% 7/1/38 (MBIA)                                  1,000,000     1,007,000
 +Puerto Rico Electric Power Authority
    Power Revenue, Inverse Floater ROLS
    9.84% 7/1/19                                         1,925,000     2,005,677
                                                                     -----------
                                                                       3,012,677
                                                                     -----------
Water & Sewer Revenue Bonds - 4.49%
  Liberty Sewer System Revenue
    6.00% 2/1/08 (MBIA)                                    600,000       698,088
    6.15% 2/1/15 (MBIA)                                  1,500,000     1,738,380
                                                                     -----------
                                                                       2,436,468
                                                                     -----------
Total Municipal Bonds
  (cost $48,604,840)                                                  52,988,388
                                                                     -----------
                                                         Number of
                                                           Shares

Short-Term Investments - 1.69%
  Dreyfus Tax-Exempt Cash
    Management Fund                                        913,911       913,911
                                                                     -----------
Total Short-Term Investments
  (cost $913,911)                                                        913,911
                                                                     -----------
Total Market Value of Securities -- 99.44%
  (cost $49,518,751)                                                  53,902,299
Receivables and Other Assets
  Net of Liabilities-- 0.56%                                             302,355
                                                                     -----------
Net Assets Applicable to 4,957,970
  Shares Outstanding-- 100.00%                                       $54,204,654
                                                                     ===========

Statements                               Delaware Tax-Free Missouri Insured Fund
  OF NET ASSETS (CONTINUED)

Net Asset Value -- Delaware Tax-Free
  Missouri Insured Fund Class A
  ($44,568,216 / 4,076,467 Shares)                                       $10.93
                                                                         ------
Net Asset Value -- Delaware Tax-Free
  Missouri Insured Fund Class B
  ($8,380,845 / 766,807 Shares)                                          $10.93
                                                                         ------
Net Asset Value --Delaware Tax-Free
  Missouri Insured Fund
  Class C ($1,255,593 / 114,696 Shares)                                  $10.95
                                                                         ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
  (unlimited authorization--no par)                                 $50,414,610
Accumulated net realized loss on investments                           (593,504)
Net unrealized appreciation of investments                            4,383,548
                                                                    -----------
Total net assets                                                    $54,204,654
                                                                    ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**Zero coupon bond. The interest rate shown is the yield at the time of purchase.
 +An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2003.

Summary of Abbreviations:
AMBAC -- Insured by the AMBAC Indemnity Corporation
FGIC -- Insured by the Financial Guaranty Insurance Company
FNMA -- Insured by Federal National Mortgage Association
FSA -- Insured by Financial Security Assurance
GNMA -- Insured by Government National Mortgage Association
MBIA -- Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share --
  Delaware Tax-Free Missouri Insured Fund
Net asset value Class A (A)                                              $10.93
Sales charge (4.50% of offering price, or 4.76%
  of amount invested per share) (B)                                        0.52
                                                                         ------
Offering price                                                           $11.45
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount, which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                         Delaware Tax-Free Oregon Fund
  OF NET ASSETS (CONTINUED)                        February 28, 2003 (Unaudited)

                                                        Principal       Market
                                                          Amount        Value
 Municipal Bonds- 98.19%
 Airport Revenue Bonds - 3.93%
   Portland Oregon Airport Revenue
     (Portland International Airport)
     Series 11 5.625% 7/1/26 (FGIC)                     $1,500,000    $1,594,875
                                                                      ----------
                                                                       1,594,875
                                                                      ----------
 Higher Education Revenue Bonds - 17.55%
   Oregon Health Sciences University
     5.00% 7/1/32 (MBIA)                                 1,500,000     1,527,345
 **Oregon Health Sciences University
     Revenue (Capital Appreciation Insured)
     Series A 2.99% 7/1/21 (MBIA)                        6,500,000     2,737,865
   Oregon Health, Housing, Educational &
     Cultural Facilities Authority
     (Lewis & Clark College Project)
     Series A 6.125% 10/1/24 (MBIA)                      1,055,000     1,148,167
   Oregon State Facilities Authority College
     Housing (Northwest) Series A
     5.45% 10/1/32                                       1,700,000     1,706,018
                                                                      ----------
                                                                       7,119,395
                                                                      ----------
 Hospital Revenue Bonds - 7.02%
   Deschutes County Hospital Facilities
     Authority Hospital Revenue
     (Cascade Health Services)
     5.60% 1/1/32                                        1,250,000     1,284,538
   Umatilla County Oregon Hospital Facility
     Authority Revenue (Catholic
     Health Initiative) 5.50% 3/1/32                     1,000,000     1,023,880
   Western Lane Hospital District Oregon
     Hospital Facility Authority Revenue
     Refunding (Sisters of St. Joseph Peace)
     5.875% 8/1/12 (MBIA)                                  500,000       537,535
                                                                      ----------
                                                                       2,845,953
                                                                      ----------
 Multi Family Housing Revenue Bonds - 2.79%
   Oregon Health, Housing, Educational, &
     Cultural Facilities Authority
     (Pier Park Project) Series A
     6.05% 4/1/18 (GNMA)                                 1,095,000     1,130,029
                                                                      ----------
                                                                       1,130,029
                                                                      ----------
 Political Subdivision General Obligation Bonds - 5.32%
   Deschutes County Administrative School
     District #1 Series A
     5.125% 6/15/21 (FSA)                                1,000,000     1,051,790
   Deschutes County Refunding
     5.00% 12/1/16 (FSA)                                   500,000       541,930
   Malheur County Jail
     6.30% 12/1/12 (MBIA)                                  500,000       562,125
                                                                      ----------
                                                                       2,155,845
                                                                      ----------
*Pre-Refunded Bonds - 30.41%
   Central Oregon Community College
     District Oregon
     5.90% 6/1/09-04 (FGIC)                                750,000       795,293

                                                        Principal       Market
                                                          Amount        Value
 Municipal Bonds (continued)
*Pre-Refunded Bonds (continued)
   Chemeketa County Community College
     District 5.80% 6/1/12-06 (FGIC)                    $1,500,000    $1,699,964
   Eugene Electric Utility Revenue Series C
     5.80% 8/1/22-04 (MBIA)                              1,250,000     1,345,462
   Hermiston Oregon
     6.20% 8/1/24-04 (AMBAC)                               500,000       536,085
   Klamath Falls Water Revenue
     6.10% 6/1/14-04 (FSA)                                 500,000       536,375
   Lane County School District #019
     Springfield 6.30% 10/15/14-04 (MBIA)                  500,000       546,610
   Multnomah County School District #3
     Park Rose 5.50% 12/1/11-05 (FGIC)                     500,000       556,435
   Multnomah County School District #39
     Corbett 6.00% 12/1/13-04 (MBIA)                       500,000       542,090
   Oregon State Department Administrative
     Services Certificate of Participation
     Series A 5.80% 5/1/24-07 (AMBAC)                    1,000,000     1,161,000
   Portland Series A
     5.75% 6/1/15-05 (MBIA)                                500,000       550,230
   Portland Sewer System Revenue
     Series A 6.25% 6/1/15-04 (FSA)                      1,000,000     1,074,620
   Salem Water & Sewer Revenue
     5.625% 6/1/16-06 (MBIA)                             1,000,000     1,127,770
   Tillamook County 6.25% 1/1/14-05 (FGIC)                 250,000       275,443
   Umatilla County School District #016R
     Pendelton 6.00% 7/1/14-04 (AMBAC)                     500,000       537,705
   Washington County Education Service
     7.10% 6/1/25-05 (MBIA)                                700,000       791,308
   Washington County School District #088
     J Sherwood 6.10% 6/1/12-05 (FSA)                      235,000       260,434
                                                                      ----------
                                                                      12,336,824
                                                                      ----------
 School District General Obligation Bonds - 19.54%
   Benton & Linn Counties School
     District #509J Corvallis
     5.00% 6/1/21 (FSA)                                  1,000,000     1,048,620
   Jackson County School District #6
     Central Point 5.25% 6/15/20 (FGIC)                  1,175,000     1,247,603
   Jefferson County School District #509J
     5.00% 6/15/22 (FGIC)                                  500,000       520,525
   Lane County School District #019
     Springfield 6.00% 10/15/14 (FGIC)                     500,000       604,335
   Lincoln County School District
     5.25% 6/15/12 (FGIC)                                  700,000       773,864
 ++Linn County Community School
     District #9 Lebanon
     4.541% 6/15/30 (FGIC)                               2,000,000     2,053,920
 **Umatilla County School District #6
     R Umatilla 2.95% 12/15/22 (AMBAC)                     200,000        77,298
   Washington & Clackamas Counties
     School District #13 J Tigard
     4.875% 6/15/22 (MBIA)                                 500,000       513,510
   Washington County School District #088
     J Sherwood (Unrefunded Balance)
     6.10% 6/1/12 (FSA)                                     65,000        71,328

Statements                                         Delaware Tax-Free Oregon Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
Municipal Bonds (continued)
School District General Obligation Bonds (continued)
  Yamhill County School District #029
    J Newberg 4.75% 6/15/23 (MBIA)                      $1,000,000   $ 1,015,340
                                                                     -----------
                                                                       7,926,343
                                                                     -----------
Single Family Housing Revenue Bonds - 5.01%
  Oregon State Housing & Community
    Services Department
    Mortgage Revenue
    (Single Family Mortgage Program)
    Series R 5.375% 7/1/32                               1,980,000     2,029,995
                                                                     -----------
                                                                       2,029,995
                                                                     -----------
Tax Increment/Special Assessment Bonds - 2.73%
  North Unit Irrigation District
    5.75% 6/1/16 (MBIA)                                  1,000,000     1,106,510
                                                                     -----------
                                                                       1,106,510
                                                                     -----------
Territorial Revenue Bonds - 2.57%
 +Puerto Rico Electric Power Authority
    Power Revenue, Inverse Floater ROLS
    9.84% 7/1/19                                         1,000,000     1,041,910
                                                                     -----------
                                                                       1,041,910
                                                                     -----------
Water & Sewer Revenue Bonds - 1.32%
  Beaverton County Water Revenue
    6.125% 6/1/14 (FSA)                                    500,000       535,020
                                                                     -----------
                                                                         535,020
                                                                     -----------
Total Municipal Bonds
  (cost $36,667,786)                                                  39,822,699
                                                                     -----------
                                                        Number of
                                                         Shares

Short-Term Investments - 0.99%
  Dreyfus Tax-Exempt Cash
    Management Fund                                        400,802       400,802
                                                                     -----------
Total Short-Term Investments
  (cost $400,802)                                                        400,802
                                                                     -----------

Total Market Value of Securities -- 99.18%
  (cost $37,068,588)                                                  40,223,501
Receivables and Other Assets
  Net of Liabilities-- 0.82%                                             333,321
                                                                     -----------
Net Assets Applicable to 3,801,047 Shares
  Outstanding-- 100.00%                                              $40,556,822
                                                                     ===========

Net Asset Value -- Delaware Tax-Free
  Oregon Insured Fund Class A
  ($27,373,296 / 2,566,327 Shares)                                       $10.67
                                                                         ------
Net Asset Value -- Delaware Tax-Free
  Oregon Insured Fund Class B
  ($8,691,490 / 814,432 Shares)                                          $10.67
                                                                         ------
Net Asset Value -- Delaware Tax-Free
  Oregon Insured Fund Class C
  ($4,492,036 / 420,288 Shares)                                          $10.69
                                                                         ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                                $37,969,394
Accumulated net realized loss on investments                           (567,485)
Net unrealized appreciation of investments                            3,154,913
                                                                    -----------
Total net assets                                                    $40,556,822
                                                                    ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**Zero coupon bond. The interest rate shown is the yield at the time of purchase.
 +An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2003.
++Step coupon bond.

Summary of Abbreviations:
AMBAC -- Insured by the AMBAC Indemnity Corporation
FGIC -- Insured by the Financial Guaranty Insurance Company
FSA -- Insured by Financial Security Assurance
GNMA -- Insured by Government National Mortgage Association
MBIA -- Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share --
  Delaware Tax-Free Oregon Insured Fund
Net asset value Class A (A)                                              $10.67
Sales charge (4.50% of offering price,
  or 4.69% of amount invested per share) (B)                               0.50
                                                                         ------
Offering price                                                           $11.17
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount, which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                        Six Months Ended February 28, 2003 (Unaudited)
  OF OPERATIONS

                                                             Delaware              Delaware            Delaware
                                                             Tax-Free              Tax-Free            Tax-Free
                                                              Idaho            Missouri Insured     Oregon Insured
                                                              Fund                   Fund                Fund
Investment Income:
  Interest                                                  $2,017,980             $1,421,566        $  994,670
                                                            ----------             ----------        ----------
Expenses:
  Management fees                                              207,586                133,228            95,022
  Distribution expenses-- Class A                               59,850                 54,049            32,221
  Distribution expenses-- Class B                               76,328                 43,410            42,621
  Distribution expenses-- Class C                               60,009                  6,705            17,760
  Dividend disbursing and transfer agent fees and expenses      26,015                 24,550            17,595
  Accounting and administration expenses                        17,443                 13,000             8,850
  Reports and statements to shareholders                        13,299                 16,960             6,360
  Professional fees                                             15,249                 12,830             8,120
  Registration fees                                              6,721                  5,040             1,235
  Custodian fees                                                 2,520                  2,387             1,813
  Trustees' fees                                                 1,514                  1,750             1,440
  Other                                                         10,621                 15,337             5,800
                                                            ----------             ----------        ----------
                                                               497,155                329,246           238,837
  Less expenses absorbed or waived                             (55,229)                    --           (32,054)
  Less expenses paid indirectly                                 (1,082)                  (727)             (468)
                                                            ----------             ----------        ----------
  Total expenses                                               440,844                328,519           206,315
                                                            ----------             ----------        ----------
Net Investment Income                                        1,577,136              1,093,047           788,355
                                                            ----------             ----------        ----------

Net Realized and Unrealized Gain on Investments:
  Net realized gain on investments                              43,025                121,499            86,642
  Net change in unrealized appreciation/depreciation
    of investments                                             641,483                489,680           419,009
                                                            ----------             ----------        ----------
Net Realized and Unrealized Gain on Investments                684,508                611,179           505,651
                                                            ----------             ----------        ----------

Net Increase in Net Assets Resulting from Operations        $2,261,644             $1,704,226        $1,294,006
                                                            ==========             ==========        ==========

See accompanying notes

Statements
  OF CHANGES IN NET ASSETS

                                                             Delaware Tax-Free      Delaware Tax-Free        Delaware Tax-Free
                                                                Idaho Fund        Missouri Insured Fund     Oregon Insured Fund

                                                           Six Months    Year      Six Months    Year        Six Months   Year
                                                             Ended       Ended       Ended       Ended        Ended       Ended
                                                            2/28/03     8/31/02     2/28/03     8/31/02      2/28/03     8/31/02
                                                          (Unaudited)              (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                   $ 1,577,136 $ 2,695,449  $ 1,093,047 $ 2,293,224  $   788,355 $ 1,467,546
  Net realized gain (loss) on investments                      43,025    (268,373)     121,499     147,916       86,642      44,183
  Net change in unrealized
     appreciation/depreciation of investments                 641,483     704,757      489,680     253,738      419,009     282,015
                                                          ----------- -----------  ----------- -----------  ----------- -----------
  Net increase in net assets resulting from operations      2,261,644   3,131,833    1,704,226   2,694,878    1,294,006   1,793,744
                                                          ----------- -----------  ----------- -----------  ----------- -----------
Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                (1,070,809) (1,897,634)    (917,917) (1,887,783)    (567,855) (1,067,623)
    Class B                                                  (284,766)   (536,959)    (151,734)   (359,927)    (155,717)   (302,631)
    Class C                                                  (224,189)   (253,783)     (23,396)    (37,619)     (64,783)    (93,153)
                                                          ----------- -----------  ----------- -----------  ----------- -----------
                                                           (1,579,764) (2,688,376)  (1,093,047) (2,285,329)    (788,355) (1,463,407)
                                                          ----------- -----------  ----------- -----------  ----------- -----------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                 9,413,779  10,485,386    2,518,451   3,584,351    2,556,230   2,824,677
    Class B                                                 1,658,898   2,829,608      181,733     358,082      654,381   1,409,340
    Class C                                                 4,984,071   5,452,541      299,218     620,108    1,607,046   1,650,211

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                   742,329   1,246,173      465,155     952,960      335,935     602,070
    Class B                                                   173,092     332,034       90,154     221,803       91,193     168,039
    Class C                                                   128,770     165,168       20,362      33,459       36,511      58,050
                                                          ----------- -----------  ----------- -----------  ----------- -----------
                                                           17,100,939  20,510,910    3,575,073   5,770,763     5,281,296  6,712,387
                                                          ----------- -----------  ----------- -----------  ----------- -----------
  Cost of shares repurchased:
    Class A                                                (2,341,851) (5,120,599)  (1,524,392) (2,610,120)    (944,566) (1,525,920)
    Class B                                                  (608,323)   (818,538)  (1,253,633) (1,067,791)    (650,477) (1,089,559)
    Class C                                                (1,247,983)   (794,760)    (318,179)    (56,194)    (458,442)   (324,977)
                                                          ----------- -----------  ----------- -----------  ----------- -----------
                                                           (4,198,157) (6,733,897)  (3,096,204) (3,734,105)  (2,053,485) (2,940,456)
                                                          ----------- -----------  ----------- -----------  ----------- -----------
  Increase in net assets derived
    from capital share transactions                        12,902,782  13,777,013      478,869   2,036,658    3,227,811   3,771,931
                                                          ----------- -----------  ----------- -----------  ----------- -----------
Net Increase in Net Assets                                 13,584,662  14,220,470    1,090,048   2,446,207    3,733,462   4,102,268

Net Assets:
  Beginning of period                                      69,745,391  55,524,921   53,114,606  50,668,399   36,823,360  32,721,092
                                                          ----------- -----------  ----------- -----------  ----------- -----------
  End of period                                           $83,330,053 $69,745,391  $54,204,654 $53,114,606  $40,556,822 $36,823,360
                                                          =========== ===========  =========== ===========  =========== ===========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Idaho Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months    Year
                                                 Ended                        Year Ended                       Ended       Ended
                                               2/28/03(2)  8/31/02(1)     8/31/01     8/31/00      8/31/99   8/31/98(2)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.320     $11.260       $10.730     $10.940      $11.560     $11.450     $10.910

Income (loss) from investment operations:
Net investment income                             0.250       0.522         0.541       0.541        0.517       0.356       0.551
Net realized and unrealized gain (loss) on
  investments                                     0.090       0.059         0.530      (0.210)      (0.620)      0.115       0.552
                                                -------     -------       -------     -------      -------     -------     -------
Total from investment operations                  0.340       0.581         1.071       0.331       (0.103)      0.471       1.103
                                                -------     -------       -------     -------      -------     -------     -------

Less dividends and distributions from:
Net investment income                            (0.250)     (0.521)       (0.541)     (0.541)      (0.517)     (0.356)     (0.563)
Net realized gain on investments                     --          --            --          --           --      (0.005)         --
                                                -------     -------       -------     -------      -------     -------     -------
Total dividends and distributions                (0.250)     (0.521)       (0.541)     (0.541)      (0.517)     (0.361)     (0.563)
                                                -------     -------       -------     -------      -------     -------     -------

Net asset value, end of period                  $11.410     $11.320       $11.260     $10.730      $10.940     $11.560     $11.450
                                                =======     =======       =======     =======      =======     =======     =======

Total return(4)                                   3.05%       5.36%        10.24%       3.25%       (0.99%)      4.19%      10.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $53,361     $45,108       $38,228     $34,674      $44,299     $39,843     $33,788
Ratio of expenses to average net assets           0.90%       1.00%         1.00%       1.00%        1.00%       0.95%       0.87%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.05%       1.03%         1.03%       1.09%        1.04%       1.02%       1.02%
Ratio of net investment income to average
  net assets                                      4.45%       4.69%         4.94%       5.13%        4.52%       4.65%       4.98%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.30%       4.66%         4.91%       5.04%        4.48%       4.58%       4.83%
Portfolio turnover                                  12%         11%           14%         10%           2%          8%         19%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Idaho Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months    Year
                                                 Ended                        Year Ended                       Ended       Ended
                                               2/28/03(2)  8/31/02(1)     8/31/01     8/31/00      8/31/99   8/31/98(2)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.310     $11.250      $10.720      $10.920      $11.550     $11.440     $10.890

Income (loss) from investment operations:
Net investment income                             0.209       0.439        0.460        0.462        0.432       0.298       0.487
Net realized and unrealized gain (loss) on
  investments                                     0.090       0.059        0.530       (0.200)      (0.630)      0.117       0.560
                                                -------     -------      -------      -------      -------     -------     -------
Total from investment operations                  0.299       0.498        0.990        0.262       (0.198)      0.415       1.047
                                                -------     -------      -------      -------      -------     -------     -------

Less dividends and distributions from:
Net investment income                            (0.209)     (0.438)      (0.460)      (0.462)      (0.432)     (0.300)     (0.497)
Net realized gain on investments                     --          --           --           --           --      (0.005)         --
                                                -------     -------      -------      -------      -------     -------     -------
Total dividends and distributions                (0.209)     (0.438)      (0.460)      (0.462)      (0.432)     (0.305)     (0.497)
                                                -------     -------      -------      -------      -------     -------     -------

Net asset value, end of period                  $11.400     $11.310      $11.250      $10.720      $10.920     $11.550     $11.440
                                                =======     =======      =======      =======      =======     =======     =======

Total return(4)                                   2.68%       4.58%        9.43%        2.58%       (1.82%)      3.68%       9.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $16,165     $14,809      $12,366      $10,320      $10,199      $7,474      $6,827
Ratio of expenses to average net assets           1.65%       1.75%        1.75%        1.75%        1.75%       1.70%       1.46%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.80%       1.78%        1.78%        1.84%        1.79%       1.77%       1.61%
Ratio of net investment income to average
  net assets                                      3.70%       3.94%        4.19%        4.38%        3.77%       3.90%       4.39%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.55%       3.91%        4.16%        4.29%        3.73%       3.83%       4.24%
Portfolio turnover                                  12%         11%          14%          10%           2%          8%         19%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discount on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Idaho Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months    Year
                                                 Ended                        Year Ended                       Ended       Ended
                                               2/28/03(2)  8/31/02(1)     8/31/01     8/31/00      8/31/99   8/31/98(2)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $11.310     $11.250      $10.720      $10.920      $11.550     $11.430     $10.900

Income (loss) from investment operations:
Net investment income                             0.209       0.439        0.460        0.462        0.432       0.302       0.459
Net realized and unrealized gain (loss)
  on investments                                  0.090       0.059        0.530       (0.200)      (0.630)      0.123       0.549
                                                -------     -------      -------      -------      -------     -------     -------
Total from investment operations                  0.299       0.498        0.990        0.262       (0.198)      0.425       1.008
                                                -------     -------      -------      -------      -------     -------     -------

Less dividends and distributions from:
Net investment income                            (0.209)     (0.438)      (0.460)      (0.462)      (0.432)     (0.300)     (0.478)
Net realized gain on investments                     --          --           --           --           --      (0.005)         --
                                                -------     -------      -------      -------      -------     -------     -------
Total dividends and distributions                (0.209)     (0.438)      (0.460)      (0.462)      (0.432)     (0.305)     (0.478)
                                                -------     -------      -------      -------      -------     -------     -------

Net asset value, end of period                  $11.400     $11.310      $11.250      $10.720      $10.920     $11.550     $11.430
                                                =======     =======      =======      =======      =======     =======     =======

Total return(4)                                   2.68%       4.57%        9.43%        2.58%       (1.82%)      3.77%       9.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $13,804      $9,829       $4,931       $3,621       $3,411      $1,719      $1,125
Ratio of expenses to average net assets           1.65%       1.75%        1.75%        1.75%        1.75%       1.70%       1.62%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.80%       1.78%        1.78%        1.84%        1.79%       1.77%       1.77%
Ratio of net investment income to average
  net assets                                      3.70%       3.94%        4.19%        4.38%        3.77%       3.90%       4.23%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.55%       3.91%        4.16%        4.29%        3.73%       3.83%       4.08%
Portfolio turnover                                  12%         11%          14%          10%           2%          8%         19%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Missouri Insured Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months    Year
                                                 Ended                        Year Ended                       Ended       Ended
                                               2/28/03(2)  8/31/02(1)     8/31/01     8/31/00      8/31/99   8/31/98(2)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.810     $10.740      $10.340      $10.340      $10.870     $10.810     $10.370

Income (loss) from investment operations:
Net investment income                             0.228       0.489        0.497        0.494        0.498       0.333       0.504
Net realized and unrealized gain (loss)
  on investments                                  0.120       0.068        0.400           --       (0.530)      0.060       0.446
                                                -------     -------      -------      -------      -------     -------     -------
Total from investment operations                  0.348       0.557        0.897        0.494       (0.032)      0.393       0.950
                                                -------     -------      -------      -------      -------     -------     -------

Less dividends and distributions from:
Net investment income                            (0.228)     (0.487)      (0.497)      (0.494)      (0.498)     (0.333)     (0.510)
                                                -------     -------      -------      -------      -------     -------     -------
Total dividends and distributions                (0.228)     (0.487)      (0.497)      (0.494)      (0.498)     (0.333)     (0.510)
                                                -------     -------      -------      -------      -------     -------     -------

Net asset value, end of period                  $10.930     $10.810      $10.740      $10.340      $10.340     $10.870     $10.810
                                                =======     =======      =======      =======      =======     =======     =======

Total return(4)                                   3.26%       5.38%        8.89%        4.99%       (0.38%)      3.70%       9.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $44,568     $42,610      $40,349      $38,314      $42,337     $46,939     $48,565
Ratio of expenses to average net assets           1.09%       0.97%        0.95%        1.03%        0.97%       0.92%       0.91%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.09%       0.97%        0.95%        1.03%        1.02%       1.02%       0.93%
Ratio of net investment income to average
  net assets                                      4.24%       4.61%        4.74%        4.88%        4.62%       4.64%       4.81%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.24%       4.61%        4.74%        4.88%        4.57%       4.54%       4.79%
Portfolio turnover                                  40%         23%          14%           1%           7%         18%         12%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager, for the year ended December 31, 1997, the period ended August 31, 1998 and the year ended August 31, 1999. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Missouri Insured Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months    Year
                                                 Ended                        Year Ended                       Ended       Ended
                                               2/28/03(2)  8/31/02(1)     8/31/01     8/31/00      8/31/99   8/31/98(2)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.810     $10.730      $10.340      $10.340      $10.870     $10.810     $10.370

Income (loss) from investment operations:
Net investment income                             0.187       0.410        0.418        0.418        0.416       0.279       0.425
Net realized and unrealized gain (loss)
  on investments                                  0.120       0.078        0.390           --       (0.530)      0.060       0.451
                                                -------     -------      -------      -------      -------     -------     -------
Total from investment operations                  0.307       0.488        0.808        0.418       (0.114)      0.339       0.876
                                                -------     -------      -------      -------      -------     -------     -------

Less dividends and distributions from:
Net investment income                            (0.187)     (0.408)      (0.418)      (0.418)      (0.416)     (0.279)     (0.436)
                                                -------     -------      -------      -------      -------     -------     -------
Total dividends and distributions                (0.187)     (0.408)      (0.418)      (0.418)      (0.416)     (0.279)     (0.436)
                                                -------     -------      -------      -------      -------     -------     -------

Net asset value, end of period                  $10.930     $10.810      $10.730      $10.340      $10.340     $10.870     $10.810
                                                =======     =======      =======      =======      =======     =======     =======

Total return(4)                                   2.88%       4.70%        7.98%        4.21%       (1.13%)      3.19%       8.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $8,381      $9,264       $9,693      $10,053      $10,572     $11,317     $11,507
Ratio of expenses to average net assets           1.84%       1.72%        1.70%        1.78%        1.72%       1.67%       1.61%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.84%       1.72%        1.70%        1.78%        1.77%       1.77%       1.63%
Ratio of net investment income to average
  net assets                                      3.49%       3.86%        3.99%        4.13%        3.87%       3.89%       4.11%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.49%       3.86%        3.99%        4.13%        3.82%       3.79%       4.09%
Portfolio turnover                                  40%         23%          14%           1%           7%         18%         12%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager, for the year ended December 31, 1997, the period ended August 31, 1998 and the year ended August 31, 1999. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Missouri Insured Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months    Year
                                                 Ended                        Year Ended                       Ended       Ended
                                               2/28/03(2)  8/31/02(1)     8/31/01     8/31/00      8/31/99   8/31/98(2)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.820     $10.740      $10.350      $10.350      $10.880     $10.810     $10.370

Income (loss) from investment operations:
Net investment income                             0.187       0.410        0.418        0.418        0.419       0.279       0.405
Net realized and unrealized gain (loss)
  on investments                                  0.130       0.078        0.390           --       (0.530)      0.070       0.455
                                                -------     -------      -------      -------      -------     -------     -------
Total from investment operations                  0.317       0.488        0.808        0.418       (0.111)      0.349       0.860
                                                -------     -------      -------      -------      -------     -------     -------

Less dividends and distributions from:
Net investment income                            (0.187)     (0.408)      (0.418)      (0.418)      (0.419)     (0.279)     (0.420)
                                                -------     -------      -------      -------      -------     -------     -------
Total dividends and distributions                (0.187)     (0.408)      (0.418)      (0.418)      (0.419)     (0.279)     (0.420)
                                                -------     -------      -------      -------      -------     -------     -------

Net asset value, end of period                  $10.950     $10.820       $10.74      $10.350      $10.350     $10.880     $10.810
                                                =======     =======      =======      =======      =======     =======     =======

Total return(4)                                   2.97%       4.68%        7.97%        4.20%       (1.12%)      3.28%       8.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $1,256      $1,241         $626         $343         $231        $112        $225
Ratio of expenses to average net assets           1.84%       1.72%        1.70%        1.78%        1.72%       1.67%       1.74%
Ratio of expenses to average net assets
prior to expense limitation and expenses
  paid indirectly                                 1.84%       1.72%        1.70%        1.78%        1.77%       1.77%       1.76%
Ratio of net investment income to average
  net assets                                      3.49%       3.86%        3.99%        4.13%        3.87%       3.89%       3.98%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.49%       3.86%        3.99%        4.13%        3.82%       3.79%       3.96%
Portfolio turnover                                  40%         23%          14%           1%           7%         18%         12%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager, for the year ended December 31,1997, the period ended August 31, 1998 and the year ended August 31, 1999. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Oregon Insured Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months    Year
                                                 Ended                        Year Ended                       Ended       Ended
                                               2/28/03(2)  8/31/02(1)     8/31/01     8/31/00      8/31/99   8/31/98(2)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.530     $10.450      $ 9.910       $9.810      $10.430     $10.310     $ 9.870

Income (loss) from investment operations:
Net investment income                             0.230       0.467        0.465        0.467        0.458       0.320       0.481
Net realized and unrealized gain (loss)
  on investments                                  0.140       0.079        0.540        0.100       (0.620)      0.120       0.444
                                                -------     -------      -------       ------      -------     -------     -------
Total from investment operations                  0.370       0.546        1.005        0.567       (0.162)      0.440       0.925
                                                -------     -------      -------       ------      -------     -------     -------

Less dividends and distributions from:
Net investment income                            (0.230)     (0.466)      (0.465)      (0.467)      (0.458)     (0.320)     (0.485)
                                                -------     -------      -------       ------      -------     -------     -------
Total dividends and distributions                (0.230)     (0.466)      (0.465)      (0.467)      (0.458)     (0.320)     (0.485)
                                                -------     -------      -------       ------      -------     -------     -------

Net asset value, end of period                  $10.670     $10.530      $10.450       $9.910      $ 9.810     $10.430     $10.310
                                                =======     =======      =======       ======      =======     =======     =======

Total return(4)                                   3.57%       5.41%       10.39%        6.04%       (1.67%)      4.33%       9.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $27,373     $25,082      $22,973      $22,712      $27,518     $24,336     $22,071
Ratio of expenses to average net assets           0.85%       0.85%        0.85%        0.85%        0.80%       0.71%       0.71%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.02%       1.00%        0.99%        1.01%        1.02%       1.03%       0.94%
Ratio of net investment income to average
  net assets                                      4.40%       4.52%        4.59%        4.85%        4.44%       4.64%       4.83%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        4.23%       4.37%        4.45%        4.69%        4.22%       4.32%       4.60%
Portfolio turnover                                  16%         20%          28%           0%          10%          5%          5%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Oregon Insured Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months    Year
                                                 Ended                        Year Ended                       Ended       Ended
                                               2/28/03(2)  8/31/02(1)     8/31/01     8/31/00      8/31/99   8/31/98(2)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.540     $10.450      $ 9.910       $9.810      $10.430     $10.310     $ 9.870

Income (loss) from investment operations:
Net investment income                             0.191       0.390        0.389        0.394        0.381       0.268       0.422
Net realized and unrealized gain (loss)
  on investments                                  0.130       0.089        0.540        0.100       (0.620)      0.120       0.434
                                                -------     -------      -------       ------      -------     -------     -------
Total from investment operations                  0.321       0.479        0.929        0.494       (0.239)      0.388       0.856
                                                -------     -------      -------       ------      -------     -------     -------

Less dividends and distributions from:
Net investment income                            (0.191)     (0.389)      (0.389)      (0.394)      (0.381)     (0.268)     (0.416)
                                                -------     -------      -------       ------      -------     -------     -------
Total dividends and distributions                (0.191)     (0.389)      (0.389)      (0.394)      (0.381)     (0.268)     (0.416)
                                                -------     -------      -------       ------      -------     -------     -------

Net asset value, end of period                  $10.670     $10.540      $10.450       $9.910      $ 9.810     $10.430     $10.310
                                                =======     =======      =======       ======      =======     =======     =======

Total return(4)                                   3.09%       4.73%        9.57%        5.24%       (2.41%)      3.82%       8.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $8,692      $8,489       $7,928       $7,484       $7,999      $6,011      $6,461
Ratio of expenses to average net assets           1.60%       1.60%        1.60%        1.60%        1.55%       1.46%       1.39%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.77%       1.75%        1.74%        1.76%        1.77%       1.78%       1.62%
Ratio of net investment income to average
  net assets                                      3.65%       3.77%        3.84%        4.10%        3.69%       3.89%       4.15%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.48%       3.62%        3.70%        3.94%        3.47%       3.57%       3.92%
Portfolio turnover                                  16%         20%          28%           0%          10%          5%          5%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Oregon Insured Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                                  Eight Months    Year
                                                 Ended                        Year Ended                       Ended       Ended
                                               2/28/03(2)  8/31/02(1)     8/31/01     8/31/00      8/31/99   8/31/98(2)  12/31/97(3)
                                              (Unaudited)
Net asset value, beginning of period            $10.550     $10.470      $ 9.920       $9.820      $10.440     $10.320    $ 9.880

Income (loss) from investment operations:
Net investment income                             0.191       0.389        0.388        0.394        0.380       0.268       0.411
Net realized and unrealized gain (loss)
  on investments                                  0.140       0.079        0.550        0.100       (0.620)      0.120       0.431
                                                -------     -------      -------       ------      -------     -------     -------
Total from investment operations                  0.331       0.468        0.938        0.494       (0.240)      0.388       0.842
                                                -------     -------      -------       ------      -------     -------     -------

Less dividends and distributions from:
Net investment income                            (0.191)     (0.388)      (0.388)      (0.394)      (0.380)     (0.268)     (0.402)
                                                -------     -------      -------       ------      -------     -------     -------
Total dividends and distributions                (0.191)     (0.388)      (0.388)      (0.394)      (0.380)     (0.268)     (0.402)
                                                -------     -------      -------       ------      -------     -------     -------

Net asset value, end of period                  $10.690     $10.550      $10.470       $9.920      $ 9.820     $10.440     $10.320
                                                =======     =======      =======       ======      =======     =======     =======

Total return(4)                                   3.18%       4.62%        9.66%        5.24%       (2.41%)      3.81%       8.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $4,492      $3,253       $1,820       $1,609       $1,603        $999        $532
Ratio of expenses to average net assets           1.60%       1.60%        1.60%        1.60%        1.55%       1.46%       1.51%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                 1.77%       1.75%        1.74%        1.76%        1.77%       1.78%       1.74%
Ratio of net investment income to average
  net assets                                      3.65%       3.77%        3.84%        4.10%        3.69%       3.89%       4.03%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                        3.48%       3.62%        3.70%        3.94%        3.47%       3.57%       3.80%
Portfolio turnover                                  16%         20%          28%           0%          10%          5%          5%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisors from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                              February 28, 2003 (Unaudited)
  TO FINANCIAL STATEMENTS

Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to the Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund (the "Fund" or collectively as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Prior to November 18, 2002, Class A front-end sales charge was 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended February 28, 2003 were as follows.

                                   Delaware       Delaware           Delaware
                                   Tax-Free       Tax-Free           Tax-Free
                                    Idaho      Missouri Insured   Oregon Insured
                                    Fund           Fund               Fund
                                   --------    ----------------   --------------
Commission reimbursements            $906          $639               $455
Earnings credits                      176            88                 13

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                   Delaware       Delaware           Delaware
                                   Tax-Free       Tax-Free           Tax-Free
                                    Idaho      Missouri Insured   Oregon Insured
                                    Fund           Fund               Fund
                                   --------    ----------------   --------------
On the first $500 million           0.55%          0.50%              0.50%
On the next $500 million            0.50%          0.475%             0.475%
On the next $1.5 billion            0.45%          0.45%              0.45%
In excess of $2.5 billion           0.425%         0.425%             0.425%

DMC has contracted to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2003 as shown below.

                                   Delaware       Delaware           Delaware
                                   Tax-Free       Tax-Free           Tax-Free
                                    Idaho      Missouri Insured   Oregon Insured
                                    Fund           Fund               Fund
                                   --------    ----------------   --------------
The Operating expense limitation
  as a percentage of average
  daily net assets (per annum)      0.75%          N/A                0.60%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At February 28, 2003, each Fund had liabilities payable to affiliates as follows:

                                   Delaware       Delaware           Delaware
                                   Tax-Free       Tax-Free           Tax-Free
                                    Idaho      Missouri Insured   Oregon Insured
                                    Fund           Fund               Fund
                                   --------    ----------------   --------------
Investment management fee
   payable to DMC                   $9,344        $5,645             $5,309
Dividend disbursing, transfer
   agent fees, accounting and
   other expenses payable to DSC     6,833         4,897              3,593
Other expenses payable to DMC and
   affiliates                        1,721         1,328              1,014

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
For the period ended February 28, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                Delaware           Delaware               Delaware
                Tax-Free           Tax-Free               Tax-Free
                 Idaho          Missouri Insured       Oregon Insured
                 Fund               Fund                   Fund
                --------        ----------------       --------------
                $28,429             $4,544                $8,719

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the period ended February 28, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                Delaware           Delaware               Delaware
                Tax-Free           Tax-Free               Tax-Free
                 Idaho          Missouri Insured       Oregon Insured
                 Fund               Fund                   Fund
                --------        ----------------       --------------
Purchases     $17,699,035         $11,202,778            $6,679,993
Sales           4,442,881          10,546,342             3,067,710

At February 28, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                          Delaware           Delaware               Delaware
                          Tax-Free           Tax-Free               Tax-Free
                           Idaho          Missouri Insured       Oregon Insured
                           Fund               Fund                   Fund
                          --------        ----------------       --------------
Cost of investments     $78,703,213         $49,484,743           $37,049,896
                        ===========         ===========           ===========
Aggregate unrealized
  appreciation          $ 3,959,557         $ 4,449,072           $ 3,173,605
Aggregate unrealized
  depreciation             (817,196)            (31,516)                   --
                        -----------         -----------           -----------
Net unrealized
  appreciation          $ 3,142,361         $ 4,417,556           $ 3,173,605
                        ===========         ===========           ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and 2001 were as follows:

                            Delaware                Delaware                 Delaware
                            Tax-Free                Tax-Free                 Tax-Free
                             Idaho              Missouri Insured          Oregon Insured
                             Fund                    Fund                      Fund
                    ----------------------   ----------------------   ----------------------
                       2002        2001         2002       2001          2002        2001
                      ------      ------       ------     ------        ------      ------
Tax-exempt income   $2,688,376  $2,427,046   $2,285,329  $2,273,197   $1,463,407  $1,393,575

As of August 31, 2002, the components of net assets on a tax basis were as follows:

                              Delaware          Delaware             Delaware
                              Tax-Free          Tax-Free             Tax-Free
                               Idaho         Missouri Insured     Oregon Insured
                               Fund              Fund                 Fund
                              --------       ----------------     --------------
Shares of beneficial
  interest                  $68,409,429        $49,935,741         $34,741,583
Distributions in excess
  of tax-exempt income          (11,301)                --                  --
Capital loss carryforwards     (903,799)          (749,011)           (672,819)
Post-October losses            (280,799)                --                  --
Net unrealized appreciation
  of investments              2,531,861          3,927,876           2,754,596
                            -----------        -----------         -----------
Net assets                  $69,745,391        $53,114,606         $36,823,360
                            ===========        ===========         ===========

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

4. Dividend and Distribution Information (continued)
For federal income tax purposes, the following Funds accumulated capital losses as of August 31, 2002 which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                              Delaware          Delaware             Delaware
                              Tax-Free          Tax-Free             Tax-Free
                               Idaho         Missouri Insured     Oregon Insured
Year of expiration             Fund              Fund                 Fund
-------------------           --------       ----------------     --------------
2003                          $     --          $ 35,965             $158,365
2004                                --           525,264              218,468
2006                            44,632                --                   --
2008                                --           187,782                   --
2009                           692,218                --              217,063
2010                           166,949                --               78,923
                              --------          --------             --------
Total                         $903,799          $749,011             $672,819
                              ========          ========             ========

Post-October losses represent losses realized on investment transactions from November 1, 2001 through August 31, 2002 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                           Delaware Tax-Free        Delaware Tax-Free        Delaware Tax-Free
                                               Idaho Fund         Missouri Insured Fund     Oregon Insured Fund
                                         ---------------------    ---------------------     -------------------
                                         Six Months     Year       Six Months    Year       Six Months    Year
                                           Ended        Ended        Ended       Ended        Ended       Ended
                                          2/28/03      8/31/02      2/28/03     8/31/02      2/28/03     8/31/02
                                         ----------    -------     ----------   -------     ----------   -------
Shares sold:
  Class A                                  832,929     940,628      232,649     339,265      242,450     273,549
  Class B                                  147,046     254,042       16,736      33,865       61,800     136,072
  Class C                                  440,921     487,362       27,410      58,513      151,919     160,470

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                   65,843     112,086       43,076      89,875       31,961      58,418
  Class B                                   15,370      29,886        8,349      20,924        8,675      16,296
  Class C                                   11,428      14,866        1,884       3,153        3,468       5,621
                                         ---------   ---------    ---------    --------     --------    --------
                                         1,513,537   1,838,870      330,104     545,595      500,273     650,426
                                         ---------   ---------    ---------    --------     --------    --------
Shares repurchased:
  Class A                                 (207,630)   (462,545)    (140,916)   (245,854)     (90,014)   (148,535)
  Class B                                  (53,970)    (73,529)    (115,467)   (100,721)     (61,757)   (105,017)
  Class C                                 (110,927)    (71,616)     (29,281)     (5,294)     (43,486)    (31,622)
                                         ---------   ---------    ---------    --------     --------    --------
                                          (372,527)   (607,690)    (285,664)   (351,869)    (195,257)   (285,174)
                                         ---------   ---------    ---------    --------     --------    --------
Net increase                             1,141,010   1,231,180       44,440     193,726      305,016     365,252
                                         =========   =========    =========    ========     ========    ========

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

5. Capital Shares (continued)
For the period ended February 28, 2003 and the year ended August 31, 2002, the following shares and value were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

                                                          Six months                                       Year
                                                             ended                                         ended
                                                            2/28/03                                       8/31/02
                                          ---------------------------------------     -------------------------------------------
                                          Class B shares  Class A shares   Amount     Class B shares    Class A shares    Amount
Delaware Tax-Free Idaho Fund                    --              --       $     --              --               --       $     --
Delaware Tax-Free Missouri Insured Fund      5,483           5,483         58,227          67,934           67,934        739,285
DelawareTax-Free Oregon Insured Fund        24,568          24,568        254,101          40,943           40,954        432,381

6. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2003 or at any time during the period.

7. Credit And Market Risks
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                       Contact Information
Walter P. Babich                             Jude T. Driscoll                          Investment Manager
Board Chairman                               President and Chief Executive Officer     Delaware Management Company
Citadel Construction Corporation             Delaware Management Holdings, Inc.        Philadelphia, PA
King of Prussia, PA                          Philadelphia, PA
                                                                                       International Affiliate
David K. Downes                              Richelle S. Maestro                       Delaware International Advisers Ltd.
President and Chief Executive Officer        Senior Vice President,                    London, England
Delaware Investments Family of Funds         General Counsel and Secretary
Philadelphia, PA                             Delaware Investments Family of Funds      National Distributor
                                             Philadelphia, PA                          Delaware Distributors, L.P.
John H. Durham                                                                         Philadelphia, PA
Private Investor                             Michael P. Bishof
Gwynedd Valley, PA                           Senior Vice President and Treasurer       Shareholder Servicing, Dividend
                                             Delaware Investments Family of Funds      Disbursing and Transfer Agent
Anthony D. Knerr                             Philadelphia, PA                          Delaware Service Company, Inc.
Managing Director                                                                      2005 Market Street
Anthony Knerr & Associates                                                             Philadelphia, PA 19103-7094
New York, NY
                                                                                       For Shareholders
Ann R. Leven                                                                           800 523-1918
Former Treasurer/Chief Fiscal Officer
National Gallery of Art                                                                For Securities Dealers and Financial
Washington, DC                                                                         Institutions Representatives Only
                                                                                       800 362-7500
Thomas F. Madison
President and Chief Executive Officer                                                  Web site
MLM Partners, Inc.                                                                     www.delawareinvestments.com
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

(7540)                                                        Printed in the USA
SA-CORN [2/03] VGR 4/03                                                    J9094